Income Taxes (Details) - Schedule of components of the deferred income tax assets and liabilities ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 30, 2020 CNY (¥)
Non-current deferred tax assets:
Tax loss carry forward	¥ 22,149	$ 3,430	¥ 12,275
Allowance for doubtful accounts, credit losses and impairment losses	1,723	267	1,723
Subtotal	23,872	3,697	13,998
Less: valuation allowances	2,284	353	3,089
Total	¥ 21,588	$ 3,344	¥ 10,909